UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 12, 2011

Atlas Pipeline Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14998	23-3011077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Westpointe Corporate Center One, 1550 Coraopolis Heights Road, Moon Township, PA		15108
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 412-262-2830

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On May 12, 2011, Atlas Pipeline Partners, L.P. issued a press release announcing certain expansion projects and updating 2011 guidance. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference.

The information provided in this Item 7.01 (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Registrant pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release dated May 12, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 12, 2011	ATLAS PIPELINE PARTNERS, L.P.

	By:	Atlas Pipeline Partners GP, LLC, its general partner

	By:	/s/ Gerald R. Shrader
Chief Legal Officer